SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                            FORM 8 - K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event report) JANUARY 23, 1997


                      JUNO ACQUISITIONS, INC.

      (Exact name of registrant as specified in its charter)


                              NEVADA

          (State or other jurisdiction of incorporation)


33-81666                      13-3690905

(Commission File Number)      (IRS Employer Identification No.)


370 LEXINGTON AVENUE, SUITE 1808, NEW YORK, NEW YORK 10017
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (212) 687-4230





_________________________________________________________________

   (Former name or former address, if changed since last report)



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                      JUNO ACQUISITIONS, INC.

                            FORM 8 - K

                         JANUARY 23, 1997


Item 6.   Resignation of Registrant's Directors

          On December 30, 1996, Johann Wong tendered his resignation as treasurer and director of Juno Acquisitions, Inc., due to personal reasons. The board of directors of Juno Acquisitions, Inc. accepted Mr. Wong's resignation on January 23, 1997. A copy of Mr. Wong's resignation and Minutes of Special Meeting of the Board of Directors are attached hereto as exhibits.






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                             FORM 8 -K

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JUNO ACQUISITIONS, INC.
                              (Registrant)



                              By:  GARY TAKATA
                                   Gary Takata
                                   President and Director


Dated: January 23, 1997